ITEM 77.O
10/01/2006 - 3/31/2007

THE FOLLOWING INFORMATION IS IN THE FOLLOWING ORDER

PORTFOLIO
TRADE DATE
ISSUER
SELLING COUNTERPARTY
TRADE AMOUNT
TRADE PRICE
AFFILATED UNDERWRITER
COMMISSION/ GROSS SPREAD
AMOUNT PUR. BY BLK ACCOUNTS
PERCENTAGE OF OFFERING PURCHASED BY BlackRock ACCOUNTS
DATE OFFERING COMMENCED
UNDERWRITERS

BlackRock Global Science & Technology Opportunities
10/12/06
EHEALTH INC.
Morgan Stanley & Co., Thomas Weisel Partner, JP Morgan Securities
Inc.
500 shares
14.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
7.14%
115,000 shares
2.3%
10/12/06
Morgan Stanley & Co. Incorporated; Merrill Lynch, Pierce, Fenner &
Smith
Incorporated; Thomas Weisel Partners LLC; JMP Securities LLC;
Allen &
Company LLC"

BlackRock Small Cap Growth Equity
10/12/06
EHEALTH INC.
Morgan Stanley & Co., Thomas Weisel Partner, JP Morgan Securities
Inc.
15,500 shares
14.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
7.14%
115,000 shares
2.3%
10/12/06
Morgan Stanley & Co. Incorporated; Merrill Lynch, Pierce, Fenner &
Smith
Incorporated; Thomas Weisel Partners LLC; JMP Securities LLC;
Allen &
Company LLC"

BlackRock U.S. Opportunities
10/12/06
EHEALTH INC.
Morgan Stanley & Co., Thomas Weisel Partner, JP Morgan Securities
Inc.
4,700 shares
14.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
7.14%
115,000 shares
2.3%
10/12/06
Morgan Stanley & Co. Incorporated; Merrill Lynch, Pierce, Fenner &
Smith
Incorporated; Thomas Weisel Partners LLC; JMP Securities LLC;
Allen &
Company LLC

BlackRock Small Cap Growth Equity
10/19/06
EXLSERVICE HOLDINGS INC.
Citigroup Global Markets Inc, Goldman Sachs & Co., Thomas Weisel
Partner
28,900 shares
13.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
7.00%
140,000 shares
2.8%
10/19/06
Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Merrill
Lynch,
Pierce, Fenner & Smith Incorporated; Thomas Weisel Partners LLC

BlackRock Aurora
10/23/06
DOUGLAS EMMETT INC.
Citigroup Global Markets Inc, A.G. Edwards, Wachovia Securities
Inc.,
Banc of America Securities LLC, Raymond James"
166,400 shares
21.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.12%
625,000 shares
0.9%
10/23/06
Lehman Brothers Inc.; Merrill Lynch, Pierce, Fenner & Smith
Incorporated;
Citigroup Global Markets Inc.; Wachovia Capital Markets, LLC; UBS SecuritiesLLC; Banc of America Securities LLC; A.G. Edwards & Sons, Inc.;
Raymond James& Associates, Inc.; Wells Fargo Securities, LLC; BMO
Capital
Markets Corp.;Robert W. Baird & Co. Incorporated; Oppenheimer &
Co. Inc.;
Stifel, Nicolaus & Company, Incorporated; Susquehanna Financial
Group,
LLLP; Blaylock & Company, Inc; Chatsworth Securities, LLC; C.L.
King
& Associates, Inc.; Samuel A. Ramirez & Co., Inc.; Toussaint
Capital
Partners, LLC

BlackRock U.S. Opportunities
10/23/06
DOUGLAS EMMETT INC.
Citigroup Global Markets Inc, A.G. Edwards, Wachovia Securities
Inc.,
Banc of America Securities LLC, Raymond James
15,200 shares
21.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.12%
625,000 shares
0.9%
10/23/06
Lehman Brothers Inc.; Merrill Lynch, Pierce, Fenner & Smith
Incorporated;
Citigroup Global Markets Inc.; Wachovia Capital Markets, LLC; UBS Securities LLC; Banc of America Securities LLC; A.G. Edwards & Sons,
Inc.; Raymond James & Associates, Inc.; Wells Fargo Securities,
LLC;
BMO Capital Markets Corp.; Robert W. Baird & Co. Incorporated; Oppenheimer & Co. Inc.; Stifel, Nicolaus & Company, Incorporated; Susquehanna Financial Group, LLLP; Blaylock & Company, Inc; Chatsworth
Securities, LLC; C.L. King & Associates, Inc.; Samuel A. Ramirez &
Co.,
Inc.; Toussaint Capital Partners, LLC


BlackRock International Opportunities
10/26/06
HOME INNS & HOTELS MANAGEMENT INC.
Credit Suisse First Boston LLC, Deutsche Bank Securities Inc.
23,500 shares
13.80
Merrill Lynch, Pierce, Fenner & Smith Incorporated
7.00%
345,000 shares"
4.4%
10/26/06
Credit Suisse Securities (USA) LLC; Merrill Lynch, Pierce, Fenner
&
Smith Incorporated; Deutsche Bank Securities Inc.; Credit Suisse (Hong Kong) Limited; Merrill Lynch Far East Limited; Deutsche Bank AG,
Hong Kong Branch

BlackRock Aurora
11/08/06
KBW INC.
Keefe, Bruyette & Woods, Inc., Banc of America Securities LLC,
Midwest Secs
36,200 shares
21.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
7.00%
150,000 shares
2.2%
11/08/06
Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce, Fenner &
Smith
Incorporated; Banc of America Securities LLC; Fox-Pitt, Kelton Incorporated; JMP Securities LLC; Thomas Weisel Partners LLC; BNY Capital Markets, Inc.; FTN Midwest Securities Corp.; Morgan Keegan &
Company, Inc.

BlackRock Small Cap Growth Equity
11/08/06
KBW INC.
Keefe, Bruyette & Woods, Inc., Banc of America Securities LLC,
Midwest Secs
4,500 shares
21.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
7.00%
150,000 shares
2.2%
11/08/06
Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce, Fenner &
Smith
Incorporated; Banc of America Securities LLC; Fox-Pitt, Kelton Incorporated JMP Securities LLC; Thomas Weisel Partners LLC; BNY Capital Markets, Inc.; FTN Midwest Securities Corp.; Morgan Keegan &
Company, Inc."

BlackRock Small Cap Core Equity
11/08/06
KBW INC.
Keefe, Bruyette & Woods, Inc., Banc of America Securities LLC,
Midwest Secs
1,400 shares "
21.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
7.00%
150,000 shares
2.2%
11/08/06
Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce, Fenner &
Smith
Incorporated; Banc of America Securities LLC; Fox-Pitt, Kelton Incorporated; JMP Securities LLC; Thomas Weisel Partners LLC; BNY Capital Markets, Inc.; FTN Midwest Securities Corp.; Morgan Keegan & Company, Inc.

BlackRock Small Cap Value Equity
11/08/06
KBW INC.
Keefe, Bruyette & Woods, Inc., Banc of America Securities LLC,
Midwest Secs"
2,200 shares "
21.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
7.00%
150,000 shares
2.2%
11/08/06
Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce, Fenner &
Smith
Incorporated; Banc of America Securities LLC; Fox-Pitt, Kelton Incorporated; JMP Securities LLC; Thomas Weisel Partners LLC; BNY Capital Markets, Inc.; FTN Midwest Securities Corp.; Morgan Keegan &
Company, Inc."

BlackRock Aurora
11/15/06
KBR INC.
Credit Suisse First Boston LLC, Goldman Sachs & Co., DA Davidson
177,900 shares
17.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
286,000 shares
1.0%
11/15/06
Credit Suisse Securities (USA) LLC; Goldman, Sachs & Co.; UBS
Securities
LLC; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.;
Lehman
Brothers Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Scotia Capital (USA) Inc.; Wachovia Capital Markets, LLC; D.A. Davidson & Co.; Pickering Energy Partners, Inc.; Simmons &
Company International"

BlackRock Mid-Cap Value Equity
11/15/06
KBR INC.
Credit Suisse First Boston LLC, Goldman Sachs & Co., DA Davidson
39,300 shares
17.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
286,000 shares
1.0%
11/15/06
Credit Suisse Securities (USA) LLC; Goldman, Sachs & Co.; UBS
Securities
LLC; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.;
Lehman
Brothers Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Scotia Capital (USA) Inc.; Wachovia Capital Markets, LLC; D.A. Davidson & Co.; Pickering Energy Partners, Inc.; Simmons & Company International"

BlackRock Aurora
11/16/06
NYMEX HOLDINGS INC.
JP Morgan Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc, Lehman Brothers Inc., Sandler O'Neill and Partners Inc
29,900 shares
59.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.51%
105,000 shares
1.6%
11/16/06
J.P. Morgan Securities Inc.; Merrill Lynch, Pierce Fenner & Smith Incorporated; Banc of America Securities LLC; Citigroup Global Markets Inc.; Lehman Brothers Inc.; Sandler O'Neill & Partners, L.P.

BlackRock Mid-Cap Value Equity
11/16/06
NYMEX HOLDINGS INC.
JP Morgan Securities Inc., Banc of America Securities LLC,
Citigroup
Global Markets Inc, Lehman Brothers Inc., Sandler O'Neill and
Partners
Inc"
19,400 shares "
59.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.51%
105,000 shares
1.6%
11/16/06
J.P. Morgan Securities Inc.; Merrill Lynch, Pierce Fenner & Smith Incorporated; Banc of America Securities LLC; Citigroup Global Markets Inc.; Lehman Brothers Inc.; Sandler O'Neill & Partners, L.P.

BlackRock Mid-Cap Growth Equity
11/16/06
NYMEX HOLDINGS INC.
JP Morgan Securities Inc., Banc of America Securities LLC,
Citigroup
Global Markets Inc, Lehman Brothers Inc., Sandler O'Neill and
Partners
Inc"
2,500 shares "
59.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.51%
105,000 shares
1.6%
11/16/06
J.P. Morgan Securities Inc.; Merrill Lynch, Pierce Fenner & Smith Incorporated; Banc of America Securities LLC; Citigroup Global Markets Inc.; Lehman Brothers Inc.; Sandler O'Neill & Partners, L.P."

BlackRock Small/Mid Cap Growth
11/16/06
NYMEX HOLDINGS INC.
JP Morgan Securities Inc., Banc of America Securities LLC,
Citigroup
Global Markets Inc, Lehman Brothers Inc., Sandler O'Neill and
Partners
Inc"
1,400 shares
59.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.51%
105,000 shares
1.6%
11/16/06
J.P. Morgan Securities Inc.; Merrill Lynch, Pierce Fenner & Smith Incorporated; Banc of America Securities LLC; Citigroup Global Markets Inc.; Lehman Brothers Inc.; Sandler O'Neill & Partners, L.P.

BlackRock Aurora
11/20/06
SPIRIT AEROSYSTEMS HOLDINGS INC.
Credit Suisse First Boston LLC, Goldman Sachs & Co., Banc of
America
Securities LLC, Lehman Brothers Inc., Citigroup Global Markets
Inc,
RBC Dain Rauscher Inc., SG Cowne and Co LLC, Deutsche Bank
Securities
Inc."
182,300 shares
26.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.00%
1,250,000 shares
2.3%
11/20/06
Credit Suisse Securities (USA) LLC; Goldman, Sachs & Co.; Morgan
Stanley
 & Co. Incorporated; Banc of America Securities LLC.; Citigroup
Global
Markets Inc.; Cowen and Company, LLC; Deutsche Bank Securities
Inc.;
Griffiths McBurney Corp. as Agent Affiliate of GMP Securities
L.P.;
Jefferies & Company, Inc.; Lehman Brothers Inc.; Merrill Lynch,
Pierce,
Fenner & Smith Incorporated; RBC Capital Markets Corporation;
Scotia
Capital (USA) Inc.; UBS Securities LLC; Westwind Partners (USA)
Inc."
BlackRock Mid-Cap Value Equity
11/20/06
SPIRIT AEROSYSTEMS HOLDINGS INC.
Credit Suisse First Boston LLC, Goldman Sachs & Co., Banc of
America
Securities LLC, Lehman Brothers Inc., Citigroup Global Markets
Inc,
RBC Dain Rauscher Inc., SG Cowne and Co LLC, Deutsche Bank
Securities
Inc."
41,100 shares
26.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.00%
1,250,000 shares
2.3%
11/20/06
Credit Suisse Securities (USA) LLC; Goldman, Sachs & Co.; Morgan Stanley & Co. Incorporated; Banc of America Securities LLC.; Citigroup Global Markets Inc.; Cowen and Company, LLC; Deutsche Bank Securities Inc.; Griffiths McBurney Corp. as Agent Affiliate of GMP Securities L.P.; Jefferies & Company, Inc.; Lehman Brothers Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; RBC Capital Markets Corporation; Scotia Capital (USA) Inc.; UBS Securities LLC; Westwind Partners (USA) Inc.

BlackRock Mid-Cap Growth Equity
11/20/06
SPIRIT AEROSYSTEMS HOLDINGS INC.
Credit Suisse First Boston LLC, Goldman Sachs & Co., Banc of America Securities LLC, Lehman Brothers Inc., Citigroup Global Markets
Inc, RBC Dain Rauscher Inc., SG Cowne and Co LLC, Deutsche Bank
Securities Inc.
34,600 shares
26.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.00%
1,250,000 shares
2.3%
11/20/06
Credit Suisse Securities (USA) LLC; Goldman, Sachs & Co.; Morgan
Stanley
& Co. Incorporated; Banc of America Securities LLC.; Citigroup
Global
Markets Inc.; Cowen and Company, LLC; Deutsche Bank Securities
Inc.;
Griffiths McBurney Corp. as Agent Affiliate of GMP Securities
L.P.;
Jefferies & Company, Inc.; Lehman Brothers Inc.; Merrill Lynch,
Pierce,
Fenner & Smith Incorporated; RBC Capital Markets Corporation;
Scotia
Capital (USA) Inc.; UBS Securities LLC; Westwind Partners (USA)
Inc.

BlackRock Small/Mid Cap Growth
11/20/06
SPIRIT AEROSYSTEMS HOLDINGS INC.
Credit Suisse First Boston LLC, Goldman Sachs & Co., Banc of
America
Securities LLC, Lehman Brothers Inc., Citigroup Global Markets
Inc,
RBC Dain Rauscher Inc., SG Cowne and Co LLC, Deutsche Bank
Securities Inc.
40,500 shares
26.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.00%
1,250,000 shares
2.3%
11/20/06
Credit Suisse Securities (USA) LLC; Goldman, Sachs & Co.; Morgan
Stanley
 & Co. Incorporated; Banc of America Securities LLC.; Citigroup
Global
Markets Inc.; Cowen and Company, LLC; Deutsche Bank Securities
Inc.;
Griffiths McBurney Corp. as Agent Affiliate of GMP Securities
L.P.;
Jefferies & Company, Inc.; Lehman Brothers Inc.; Merrill Lynch,
Pierce,
Fenner & Smith Incorporated; RBC Capital Markets Corporation;
Scotia
Capital (USA) Inc.; UBS Securities LLC; Westwind Partners (USA)
Inc.

BlackRock Global Science & Technology Opportunities
12/14/06
ISILON SYSTEMS INC.
Morgan Stanley & Co., Needham & Company, RBC Capital Markets Corp
1,300 shares
13.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
7.00%
65,000 shares
0.8%
12/14/06
Morgan Stanley & Co. Incorporated; Merrill Lynch, Pierce, Fenner &
Smith
Incorporated; Needham & Company, LLC; RBC Capital Markets
Corporation"

BlackRock U.S. Opportunities
12/14/06
ISILON SYSTEMS INC.
Morgan Stanley & Co., Needham & Company, RBC Capital Markets Corp
10,000 shares
13.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
7.00%
65,000 shares
0.8%
12/14/06
Morgan Stanley & Co. Incorporated; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Needham & Company, LLC; RBC Capital Markets
Corporation

BlackRock Total Return
11/01/06
IDEARC INC
JP Morgan Securities Inc.
$195,000 "
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
2.25%
$90,000,000
3.2%
11/01/06
J.P. Morgan Securities Inc.; Bear, Stearns & Co. Inc.; Banc of
America
Securities LLC; Barclays Capital Inc.; Citigroup Global Markets
Inc.;
ABN AMRO Incorporated; Credit Suisse Securities (USA) LLC;
Goldman,
Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; Greenwich Capital Markets, Inc.;
Lehman Brothers Inc.; Mitsubishi UFJ Securities International plc; RBC Capital Markets Corporation; UBS Securities LLC; Wachovia Capital Markets, LLC"

BlackRock High Yield Bond
11/01/06
IDEARC INC
JP Morgan Securities Inc.
$10,650,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
2.25%
$90,000,000
3.2%
11/01/06
J.P. Morgan Securities Inc.; Bear, Stearns & Co. Inc.; Banc of
America
Securities LLC; Barclays Capital Inc.; Citigroup Global Markets
Inc.;
ABN AMRO Incorporated; Credit Suisse Securities (USA) LLC;
Goldman,
Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated;
Morgan
Stanley & Co. Incorporated; Greenwich Capital Markets, Inc.;
Lehman
Brothers Inc.; Mitsubishi UFJ Securities International plc; RBC
Capital
Markets Corporation; UBS Securities LLC; Wachovia Capital Markets,
LLC

BlackRock High Yield Bond
11/30/06
UNITED AUTO GROUP INC
JP Morgan Securities Inc.
$4,000,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.00%
$29,997,500
0.7%
11/30/06
JPMorgan; Banc of America Securities LLC; Merrill Lynch & Co.;
Wachovia Securities

BlackRock High Yield Bond
12/04/06
UNITED AUTO GROUP INC
JP Morgan Securities Inc.
$1,300,000 "
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.00%
$29,997,500
0.7%
12/04/06
JPMorgan; Banc of America Securities LLC; Merrill Lynch & Co.;
Wachovia Securities

BlackRock High Yield Bond
12/07/06
FORD MOTOR COMPANY
Citicorp Group
$5,825,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
2.00%
$49,950,000
1.1%
12/07/06
Citigroup Global Markets Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Deutsche Bank Securities Inc.; Lehman Brothers Inc.;
Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley
&
Co. Incorporated; BNP Paribas Securities Corp.; HSBC Securities
(USA)
Inc.; The Royal Bank of Scotland plc; ABN AMRO Rothschild LLC;
Barclays
Capital Inc.; Credit Suisse Securities (USA) LLC; UBS Securities
LLC;
Scotia Capital (USA) Inc.; Bear, Stearns & Co. Inc.; Calyon
Securities
(USA) Inc.; Comerica Securities, Inc.; Dresdner Kleinwort
Wasserstein
Securities LLC; Harris Nesbitt Corp.; BNY Capital Markets, Inc.; Fortis Securities LLC; PNC Capital Markets, Inc.; Wells Fargo Securities, LLC

BlackRock High Yield Bond
12/07/06
FORD MOTOR COMPANY
JP Morgan Securities Inc.
$2,528,900
104.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
2.00%
$49,950,000
1.8%
12/07/06
Citigroup Global Markets Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Deutsche Bank Securities Inc.; Lehman Brothers Inc.;
Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; BNP Paribas Securities Corp.; HSBC Securities
(USA) Inc.; The Royal Bank of Scotland plc; ABN AMRO Rothschild
LLC;
Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; UBS Securities LLC; Scotia Capital (USA) Inc.; Bear, Stearns & Co. Inc.;
Calyon Securities (USA) Inc.; Comerica Securities, Inc.; Dresdner Kleinwort Wasserstein Securities LLC; Harris Nesbitt Corp.; BNY Capital Markets, Inc.; Fortis Securities LLC; PNC Capital Markets, Inc.; Wells Fargo Securities, LLC

BlackRock High Yield Bond
12/07/06
FORD MOTOR COMPANY
Deutsche Bank Securities Inc.
$1,262,938 "
104.38
Merrill Lynch, Pierce, Fenner & Smith Incorporated
2.00%
$49,950,000
4.0%
12/07/06
Citigroup Global Markets Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Deutsche Bank Securities Inc.; Lehman Brothers Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; BNP Paribas Securities Corp.; HSBC Securities (USA) Inc.; The Royal Bank of Scotland plc; ABN AMRO Rothschild LLC; Barclays Capital Inc.; Credit Suisse Securities
(USA) LLC; UBS Securities LLC; Scotia Capital (USA) Inc.; Bear, Stearns & Co. Inc.; Calyon Securities (USA) Inc.; Comerica Securities, Inc.; Dresdner Kleinwort Wasserstein Securities LLC; Harris Nesbitt Corp.; BNY Capital Markets, Inc.; Fortis Securities LLC; PNC Capital Markets, Inc.; Wells Fargo Securities, LLC

BlackRock High Yield Bond
12/11/06
FORD MOTOR CREDIT COMPANY
Morgan Stanley & Co.
$4,817,778
98.32
Merrill Lynch, Pierce, Fenner & Smith Incorporated
0.66%
$45,000,000
3.0%
12/11/06
Deutsche Bank Securities; Goldman, Sachs & Co.; Lehman Brothers;
Merrill Lynch & Co.; Morgan Stanley

BlackRock High Yield Bond
12/11/06
FORD MOTOR CREDIT COMPANY
Morgan Stanley & Co.
$6,419,270
98.76
Merrill Lynch, Pierce, Fenner & Smith Incorporated
0.66%
$49,950,000
3.3%
12/11/06
Deutsche Bank Securities; Goldman, Sachs & Co.; Lehman Brothers;
Merrill Lynch & Co.; Morgan Stanley

BlackRock High Yield Bond
12/13/06
NAVIOS MARITIME HOLDINGS INC
JP Morgan Securities Inc.
$3,674,692
99.32
Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.30%
$30,000,000
2.4%
12/13/06
Merrill Lynch, Pierce, Fenner & Smith Incorporated; J.P. Morgan
Securities Inc.; Banc of America Securities LLC; S. Goldman
Advisors
LLC




BlackRock Total Return II
12/14/06
METLIFE INC
Goldman Sachs & Co.
$6,400,000
99.82
Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.00%
$85,000,000
4.0%
12/14/06
Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill, Lynch, Pierce, Fenner & Smith Incorporated; HSBC Securities (USA) Inc.; Banc of America Securities, LLC; Deutsche Bank Securities Inc.; Lehman Brothers Inc.; Morgan Stanley & Co. Incorporated; Wachovia Capital Markets LLC; Guzman & Company; Samuel A. Ramirez & Company,
Inc.; Muriel Siebert & Co., Inc.; Toussaint Capital Partners, LLC; The Williams Capital Group, L.P.

BlackRock Total Return
12/14/06
METLIFE INC
Goldman Sachs & Co.
$908,326
99.82
Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.00%
$85,000,000
4.0%
12/14/06
Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill, Lynch, Pierce, Fenner & Smith Incorporated; HSBC Securities (USA) Inc.; Banc of America Securities, LLC; Deutsche Bank Securities Inc.; Lehman Brothers Inc.; Morgan Stanley & Co. Incorporated; Wachovia Capital Markets LLC; Guzman & Company; Samuel A. Ramirez & Company,
Inc.; Muriel Siebert & Co., Inc.; Toussaint Capital Partners, LLC; The Williams Capital Group, L.P.

BlackRock Managed Income
12/14/06
METLIFE INC
Goldman Sachs & Co.
$1,562,120
99.82
Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.00%
$85,000,000
4.0%
12/14/06
Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill, Lynch, Pierce, Fenner & Smith Incorporated; HSBC Securities (USA) Inc.; Banc of America Securities, LLC; Deutsche Bank Securities Inc.; Lehman Brothers Inc.; Morgan Stanley & Co. Incorporated; Wachovia Capital Markets LLC; Guzman & Company; Samuel A. Ramirez & Company,
Inc.; Muriel Siebert & Co., Inc.; Toussaint Capital Partners, LLC; The Williams Capital Group, L.P.





BlackRock High Yield Bond
01/09/07
INTELSAT (BERMUDA) LTD
Deutsche Bank Securities Inc.
$4,750,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
2.25%
$30,000,000
5.0%
01/09/07
Deutsche Bank Securities; Lehman Brothers; Citigroup; Credit
Suisse;
Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Merrill Lynch &
Co.;
BNP Paribas; JPMorgan; RBS Greenwich Capital

BlackRock High Yield Bond
01/18/07
OPEN SOLUTIONS INC
Wachovia Securities Inc.
$2,300,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
2.25%
$11,950,000
3.7%
01/18/07
Wachovia Securities; JPMorgan; Merrill Lynch & Co.; GE Capital
Markets,
Inc.

BlackRock High Yield Bond
02/01/07
YANKEE CANDLE CORP
Lehman Brothers Inc.
$1,050,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
2.50%
$7,000,000
3.5%
02/01/07
Lehman Brothers Inc.; Merrill Lynch, Pierce, Fenner & Smith
Incorporated

BlackRock High Yield Bond
02/01/07
YANKEE CANDLE CORP
Lehman Brothers Inc.
$1,300,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
2.25%
$7,995,000
2.5%
02/01/07
Lehman Brothers Inc.; Merrill Lynch, Pierce, Fenner & Smith
Incorporated

BlackRock Aurora
02/08/07
FORTRESS INVESTMENT GROUP L.L.C.
Lehman Brothers Inc.
35,400 shares
18.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
568, 233 shares
1.8%
02/08/07
Goldman, Sachs & Co.; Lehman Brothers Inc.; Banc of America
Securities
LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
Bear,
Stearns & Co. Inc.; Lazard Capital Markets LLC; Merrill Lynch,
Pierce,
Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated;
Wells
Fargo Securities, LLC; Friedman, Billings, Ramsey & Co., Inc.;
Jefferies
& Company, Inc.; JMP Securities LLC; Keybanc Capital Markets, a Division of McDonald Investments Inc.; Sandler O'Neill & Partners, L.P.

BlackRock Capital Appreciation
02/08/07
FORTRESS INVESTMENT GROUP L.L.C.
Lehman Brothers Inc.
1,400 shares
18.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
568, 233 shares
1.8%
02/08/07
Goldman, Sachs & Co.; Lehman Brothers Inc.; Banc of America
Securities
LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
Bear,
Stearns & Co. Inc.; Lazard Capital Markets LLC; Merrill Lynch,
Pierce,
Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated;
Wells
Fargo Securities, LLC; Friedman, Billings, Ramsey & Co., Inc.;
Jefferies
& Company, Inc.; JMP Securities LLC; Keybanc Capital Markets, a Division of McDonald Investments Inc.; Sandler O'Neill & Partners, L.P.

BlackRock Mid-Cap Growth Equity
02/08/07
FORTRESS INVESTMENT GROUP L.L.C.
Lehman Brothers Inc.
3,000 shares
18.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
568, 233 shares
1.8%
02/08/07
Goldman, Sachs & Co.; Lehman Brothers Inc.; Banc of America
Securities
LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
Bear,
Stearns & Co. Inc.; Lazard Capital Markets LLC; Merrill Lynch,
Pierce,
Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated;
Wells
Fargo Securities, LLC; Friedman, Billings, Ramsey & Co., Inc.;
Jefferies
& Company, Inc.; JMP Securities LLC; Keybanc Capital Markets, a Division of McDonald Investments Inc.; Sandler O'Neill & Partners, L.P.

BlackRock Mid-Cap Value Equity
02/08/07
FORTRESS INVESTMENT GROUP L.L.C.
Lehman Brothers Inc.
26,800 shares
18.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
568, 233 shares
1.8%
02/08/07
Goldman, Sachs & Co.; Lehman Brothers Inc.; Banc of America
Securities
LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Bear, Stearns & Co. Inc.; Lazard Capital Markets LLC; Merrill Lynch,
Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co.
Incorporated;
Wells Fargo Securities, LLC; Friedman, Billings, Ramsey & Co.,
Inc.;
Jefferies & Company, Inc.; JMP Securities LLC; Keybanc Capital Markets, a Division of McDonald Investments Inc.; Sandler O'Neill & Partners, L.P.

BlackRock Small/Mid Cap Growth
02/08/07
FORTRESS INVESTMENT GROUP L.L.C.
Lehman Brothers Inc.
1,700 shares
18.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
568, 233 shares
1.8%
02/08/07
Goldman, Sachs & Co.; Lehman Brothers Inc.; Banc of America
Securities
LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Bear, Stearns & Co. Inc.; Lazard Capital Markets LLC; Merrill Lynch,
Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co.
Incorporated;
Wells Fargo Securities, LLC; Friedman, Billings, Ramsey & Co.,
Inc.;
Jefferies & Company, Inc.; JMP Securities LLC; Keybanc Capital Markets, a Division of McDonald Investments Inc.; Sandler O'Neill & Partners, L.P.

BlackRock U.S. Opportunities
02/08/07
FORTRESS INVESTMENT GROUP L.L.C.
Lehman Brothers Inc.
1,900 shares "
18.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
568, 233 shares
1.8%
02/08/07
Goldman, Sachs & Co.; Lehman Brothers Inc.; Banc of America
Securities
LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Bear, Stearns & Co. Inc.; Lazard Capital Markets LLC; Merrill Lynch,
Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co.
Incorporated;
Wells Fargo Securities, LLC; Friedman, Billings, Ramsey & Co.,
Inc.;
Jefferies & Company, Inc.; JMP Securities LLC; Keybanc Capital Markets, a Division of McDonald Investments Inc.; Sandler O'Neill & Partners,
L.P.

BlackRock Aurora
02/08/07
FORTRESS INVESTMENT GROUP L.L.C.
McDonald Investments Inc.
700 shares
18.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
568, 233 shares
1.8%
02/08/07
Goldman, Sachs & Co.; Lehman Brothers Inc.; Banc of America
Securities
LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Bear, Stearns & Co. Inc.; Lazard Capital Markets LLC; Merrill Lynch,
Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co.
Incorporated;
Wells Fargo Securities, LLC; Friedman, Billings, Ramsey & Co.,
Inc.;
Jefferies & Company, Inc.; JMP Securities LLC; Keybanc Capital Markets, a Division of McDonald Investments Inc.; Sandler O'Neill & Partners, L.P.

BlackRock Mid-Cap Growth Equity
02/08/07
FORTRESS INVESTMENT GROUP L.L.C.
McDonald Investments Inc.
100 shares
18.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
568, 233 shares
1.8%
02/08/07
Goldman, Sachs & Co.; Lehman Brothers Inc.; Banc of America
Securities
LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Bear, Stearns & Co. Inc.; Lazard Capital Markets LLC; Merrill Lynch,
Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co.
Incorporated;
Wells Fargo Securities, LLC; Friedman, Billings, Ramsey & Co.,
Inc.;
Jefferies & Company, Inc.; JMP Securities LLC; Keybanc Capital Markets, a Division of McDonald Investments Inc.; Sandler O'Neill & Partners, L.P.

BlackRock Mid-Cap Value Equity
02/08/07
FORTRESS INVESTMENT GROUP L.L.C.
McDonald Investments Inc.
600 shares
18.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
568, 233 shares
1.8%
02/08/07
Goldman, Sachs & Co.; Lehman Brothers Inc.; Banc of America
Securities
LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Bear, Stearns & Co. Inc.; Lazard Capital Markets LLC; Merrill Lynch,
Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co.
Incorporated;
Wells Fargo Securities, LLC; Friedman, Billings, Ramsey & Co.,
Inc.;
Jefferies & Company, Inc.; JMP Securities LLC; Keybanc Capital Markets, a Division of McDonald Investments Inc.; Sandler O'Neill & Partners, L.P.

BlackRock High Yield Bond
02/15/07
ARCHER DANIELS MIDLAND
Citigroup Global Markets Inc.
$1,150,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.25%
$4,025,000
0.4%
02/15/07
Citigroup Global Markets Inc.; J.P. Morgan Securities Inc.;
Merrill
Lynch, Pierce, Fenner & Smith Incorporated; Banc of America
Securities
LLC; Barclays Capital Inc.; BNP Paribas Securities Corp.; Deutsche Bank Securities Inc.; Goldman, Sachs & Co.; HSBC Securities (USA)
Inc.

BlackRock High Yield Bond
02/22/07
AMERICAN AXLE & MANUFACTURING INC
JP Morgan Securities Inc.
$1,960,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.50%
$9,990,000
3.3%
02/22/07
".P. Morgan Securities Inc.; Banc of America Securities LLC; ABN
AMRO
Incorporated; Wachovia Capital Markets, LLC.; BNP Paribas
Securities
Corp.; Comerica Securities, Inc.; KeyBanc Capital Markets, a division of McDonald Investment Inc.; Lazard Capital Markets LLC; Merrill Lynch,
Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.;
Piper
Jaffray & Co.; SunTrust Capital Markets, Inc.

BlackRock Capital Appreciation
03/07/07
CLEARWIRE CORP.
JP Morgan Securities Inc.
11,300 shares
25.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
177,500 shares
0.7%
03/07/07
Merrill Lynch, Pierce, Fenner & Smith; Morgan Stanley & Co.
Incorporated;
J.P. Morgan Securities Inc.; Wachovia Capital Markets, LLC; Bear,
Stearns
& Co. Incorporated; Citigroup Global Markets Inc.; Jefferies &
Company,
Inc.; Raymond James & Associates, Inc.; ThinkEquity Partners LLC; S tifel, Nicolaus & Company, Incorporated; D.A. Davidson & Co.; A.G. Edwards & Sons, Inc.; JMP Securities LLC; McAdams Wright Ragen, Inc.;
Morgan Keegan & Company, Inc.; Susquehanna Financial Group, LLLP; Wedbush Morgan Securities Inc.; Wells Fargo Securities, LLC

BlackRock Mid-Cap Growth Equity
03/07/07
CLEARWIRE CORP.
JP Morgan Securities Inc.
24,500 shares
25.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
177,500 shares
0.7%
03/07/07
Merrill Lynch, Pierce, Fenner & Smith; Morgan Stanley & Co.
Incorporated;
J.P. Morgan Securities Inc.; Wachovia Capital Markets, LLC; Bear, Stearns & Co. Incorporated; Citigroup Global Markets Inc.; Jefferies &
Company, Inc.; Raymond James & Associates, Inc.; ThinkEquity
Partners
LLC; Stifel, Nicolaus & Company, Incorporated; D.A. Davidson &
Co.;
A.G. Edwards & Sons, Inc.; JMP Securities LLC; McAdams Wright
Ragen,
Inc.; Morgan Keegan & Company, Inc.; Susquehanna Financial Group,
LLLP;
Wedbush Morgan Securities Inc.; Wells Fargo Securities, LLC

BlackRock Small/Mid Cap Growth
03/07/07
CLEARWIRE CORP.
JP Morgan Securities Inc.
11,200 shares
25.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
6.00%
177,500 shares
0.7%
03/07/07
Merrill Lynch, Pierce, Fenner & Smith; Morgan Stanley & Co.
Incorporated;
J.P. Morgan Securities Inc.; Wachovia Capital Markets, LLC; Bear, Stearns & Co. Incorporated; Citigroup Global Markets Inc.; Jefferies &
Company, Inc.; Raymond James & Associates, Inc.; ThinkEquity Partners LLC; Stifel, Nicolaus & Company, Incorporated; D.A. Davidson & Co.; A.G. Edwards & Sons, Inc.; JMP Securities LLC; McAdams Wright Ragen, Inc.; Morgan Keegan & Company, Inc.; Susquehanna Financial Group, LLLP; Wedbush Morgan Securities Inc.; Wells Fargo Securities, LLC

BlackRock High Yield Bond
03/07/07
GENERAL NUTRITION CENTERS INC.
JP Morgan Securities Inc.
$9,085,000
99.00
"Merrill Lynch, Pierce, Fenner & Smith Incorporated"
2.50%
$65,010,000
21.7%
03/07/07
J.P. Morgan Securities Inc.; Goldman, Sachs & Co.; Lehman Brothers
Inc.;
Merrill Lynch, Pierce, Fenner & Smith Incorporated; BNP Paribas
Securities
Corp.; UBS Securities LLC

BlackRock AMT-Free Municipal Bond
03/08/07
GOLDEN ST TOB SECURITIZATION CORP
Bear Stearn & Co. Inc.
$2,400,000
104.39
Merrill Lynch, Pierce, Fenner & Smith Incorporated
0.48%
$57,808,743
1.3%
03/08/07
Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Citigroup; First
Albany
Capital Inc.; M.R. Beal & Company; A.G. Edwards; Banc of America Securities LLC; E.J. De La Rosa & Co., Inc.; Fidelity Capital Markets
Services; Great Pacific Securities, Inc.; Jackson Securities;
JPMorgan;
Lehman Brothers; Loop Capital Markets, LLC; Merrill Lynch &
Company;
Morgan Keegan and Co., Inc.; Morgan Stanley; Prager, Sealy &
Company,
LLC; Ramirez & Co., Inc.; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; Southwest Securities; Stone & Youngberg, LLC; UBS Investment Bank

BlackRock High Yield Bond
03/13/07
SMURFIT-STONE CONTAINER ENTERPRISE
Deutsche Bank Securities Inc.
$4,230,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
0.90%
$30,000,000
4.4%
03/13/07
Deutsche Bank Securities Inc.; Banc of America Securities LLC;
J.P.
Morgan Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; UBS Securities LLC; BNY Capital Markets, Inc.; Goldman, Sachs & Co.; Scotia Capital
(USA) Inc.; SG Americas Securities, LLC; Wachovia Capital Markets,
LLC

BlackRock High Yield Bond
03/14/07
FREEPORT-MCMORAN C & G
JP Morgan Securities Inc.
$16,550,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
2.00%
$100,000,000
10.0%
03/14/07
"J.P. Morgan Securities Inc.; Merrill Lynch, Pierce, Fenner &
Smith
Incorporated; HSBC Securities (USA) Inc.; Scotia Capital (USA)
Inc.;
UBS Securities LLC; ANZ Securities, Inc.; BNP Paribas Securities
Corp.;
Calyon Securities (USA) Inc.; Daiwa Securities SMBC Europe
Limited;
Greenwich Capital Markets, Inc.; HVB Capital Markets, Inc.; ING Financial Markets LLC; Mitsubishi UFJ Securities International plc;
Mizuho Securities USA, Inc.; Natexis Bleichroeder Inc.; RBC
Capital
Markets Corporation; SG Americas Securities, LLC; Standard
Chartered
Bank; WestLB AG, London Branch

BlackRock High Yield Bond
03/14/07
FREEPORT-MCMORAN C & G
JP Morgan Securities Inc.
$8,250,000
100.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated
2.00%
$100,000,000
10.0%
03/14/07
J.P. Morgan Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; HSBC Securities (USA) Inc.; Scotia Capital (USA) Inc.;
UBS Securities LLC; ANZ Securities, Inc.; BNP Paribas Securities Corp.; Calyon Securities (USA) Inc.; Daiwa Securities SMBC Europe Limited; Greenwich Capital Markets, Inc.; HVB Capital Markets, Inc.; ING
Financial Markets LLC; Mitsubishi UFJ Securities International plc;
Mizuho Securities USA, Inc.; Natexis Bleichroeder Inc.; RBC
Capital
Markets Corporation; SG Americas Securities, LLC; Standard
Chartered
Bank; WestLB AG, London Branch

BlackRock AMT-Free Municipal Bond
03/21/07
NEW YORK N Y CITY MUN FIN AUTH WTR
Siebert, Branford, Shank & Co.
$4,400,000
96.59
Merrill Lynch, Pierce, Fenner & Smith Incorporated
0.57%
$54,975,663
9.4%
03/21/07
Siebert Brandford Shank & Co., LLC; First Albany Capital, Inc.;
M.R.
Beal & Company; Merrill Lynch & Co.; UBS Investment Bank; A.G.
Edwards
& Sons, Inc.; Banc of America Securities LLC; Bear, Stearns & Co.
Inc.;
Citigroup; Goldman, Sachs & Co.; JPMorgan; Lehman Brothers; Loop
Capital
Markets LLC; Morgan Stanley; Raymond James & Associates, Inc.;
Wachovia
Bank, National Association; Piper Jaffray; Prager, Sealy & Co.,
LLC;
RBC Capital Markets; Roosevelt & Cross Incorporated

BlackRock Mid-Cap Growth Equity
03/29/07
TELETECH HOLDINGS INC.
Citigroup Global Markets Inc.
57,300 shares
36.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4.80%
275,500 shares
5.5%
03/29/07
Citigroup Global Markets Inc.; Morgan Stanley & Co. Incorporated;
Merrill Lynch, Pierce, Fenner & Smith Incorporated; Credit Suisse
Securities (USA) LLC; Craig-Hallum Capital Group LLC; Janco
Partners, Inc.

BlackRock Small/Mid Cap Growth
03/29/07
TELETECH HOLDINGS INC.
Citigroup Global Markets Inc.
39,800 shares
36.50
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4.80%
275,500 shares
5.5%
03/29/07
Citigroup Global Markets Inc.; Morgan Stanley & Co. Incorporated;
Merrill Lynch, Pierce, Fenner & Smith Incorporated; Credit Suisse
Securities (USA) LLC; Craig-Hallum Capital Group LLC; Janco
Partners, Inc.